Income taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Rubicon Technologies, LLC and Subsidiaries [Member] | Rubicon [Member]
Income taxes

Note 12—Income taxes

The Company’s quarterly tax provision is based upon an estimated annual effective tax rate. The Company’s provision for income taxes has not been historically significant to the business as the Company has incurred operating losses to date. The provision for income taxes consists primarily of state taxes in jurisdictions in which the Company conducts business.

The Company’s benefit from income taxes was $0.3 million and $0.4 million for the three months ended September 30, 2021 and 2020, respectively, with an effective tax rate of 1.4% and 2.4%, respectively. The Company’s benefit from income taxes was $1.0 million and $1.1 million for the nine months ended September 30, 2021 and 2020, respectively, with an effective tax rate of 2.2% and 2.4%, respectively. The provision for income taxes differs from the amount that would result from applying statutory rates because of differences in the deductibility of certain book and tax expenses. Significant book to tax temporary differences that result in taxable income to the Company for the nine months ended September 30, 2021 include accrued bonuses and accounts receivable allowances not deductible for tax purposes and variations between both amortization and depreciation methods.

Note 16—Income taxes

Deferred tax attributes resulting from differences between financial accounting amounts and tax basis of assets and liabilities follow (in thousands):

	December 31,
	2020	2019
Deferred tax assets (liabilities):
Allowance for doubtful accounts	$161	$40
Accrued vacation	21	15
Accrued bonuses	134	118
Interest expense limitation	1	-
Lease liability	224	262
Intangible assets	(2,835)	(3,025)
Net operating losses	1,523	712
Capitalized transaction costs	59	63
Right of use asset	(209)	(255)
Depreciation	(54)	(162)
Goodwill	(922)	(809)

Deferred tax liability, net	$(1,897)	$(3,041)

The provision for income taxes consists of the following (in thousands):

	December 31,
	2020	2019
Current:
Federal	$(437)	$(3)
State	127	53
Total current	(310)	50

Deferred:
Federal	(1,100)	(351)
State	(44)	(82)
Total deferred	(1,144)	(433)
Total income tax benefit	(1,454)	(383)

Less: Pre-acquisition tax reimbursement	-	-
Total income tax benefit	$(1,454)	$(383)

The reconciliation between the federal statutory rate and the effective income tax rate is as follows:

	December 31,
	2020	2019
Statutory U.S. federal tax rate	21.00%	21.00%
State income taxes (net of federal benefit)	-0.11%	0.04%
Income passed through to Members	-18.47%	-20.37%
Permanent differences	0.00%	-0.01%
Other	0.00%	-0.03%
Effective income tax rate	2.42%	0.63%

On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) was enacted in response to the COVID-19 pandemic. The CARES Act, among other things, permits NOL carryovers and carrybacks to offset taxable income for taxable years beginning before 2021. In addition, the CARES Act allows NOLs incurred in 2018, 2019, and 2020 to be carried back to each of the five preceding taxable years to generate a refund of previously paid income taxes. The Company has evaluated the new tax provisions of the CARES Act and is planning to utilize the reinstated NOL carryback provisions for its subsidiary, RiverRoad. All other CARES Act provisions are determined to have an immaterial impact to the Company.

Pursuant to the provisions of the CARES Act above, the RiverRoad subsidiary will be carrying back its Federal 2020 tax loss to tax year 2018. The estimated tax benefit for this carryback claim will be approximately $0.4 million and is recorded as a current tax benefit for the year ended December 31, 2020. The corresponding $0.4 million tax receivable is presented within other current assets on the consolidated balance sheets.

The provision for income taxes differs from the amount that would result from applying statutory rates because of differences in the deductibility of certain book and tax expenses. Significant book to tax temporary differences that result in taxable income to the Company for the year ended December 31, 2020 include accrued bonuses and accounts receivable allowances not deductible for tax purposes and variations between both amortization and depreciation methods.

Goodwill related to the Company’s asset acquisitions in prior years is tax deductible and amortized over 15 years for tax purposes, but generally not amortized for book purposes. As such, a deferred tax liability is created from this indefinite-lived asset. As of December 31, 2020 and 2019, the net deferred tax liability on such indefinite-lived assets was $0.9 million and $0.8 million, respectively.

As of December 31, 2020, the Company had a federal net operating loss carryforward of $6.9 million, and a state net operating loss carryforward of $1.5 million, fully attributable to its RiverRoad corporate subsidiary purchased on June 22, 2018. The federal operating loss carryforward will begin to expire in 2034. Pursuant to Section 382, RiverRoad, prior to acquisition, underwent a substantial ownership change during 2017, which triggered a limitation to the Company’s future net operating loss deductions. The annual limitation of the deduction will be approximately $0.2 million, computed as the approximate fair value of the Company (at the time of ownership change in 2017) multiplied by the long-term tax-exempt rate. Any amount of the NOL deduction limitation not used in any given year carries over to the following year. Depending on a variety of factors, this limitation, if applicable, could cause a portion or all the NOLs to expire before utilization occurs. No Section 382 limitation, if any, has been determined in connection with Rubicon’s purchase of RiverRoad in 2018; however, a second change in ownership can only potentially further limit annual limitations on utilization, and any such reduction would be immaterial to these consolidated financial statements.